UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On May 23, 2022, The Singing Machine Company, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp., who acted as the sole underwriter (the “Underwriter”), in a firm commitment underwritten public offering (the “Offering”) pursuant to which the Company sold to the Underwriter 1,000,000 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) for gross proceeds of $4,000,000 prior to deducting underwriting discounts and commissions and other estimated offering expenses. The price to the public in the Offering is $4.00 per Share, before underwriting discounts and commissions. The offering closed on May 26, 2022.

Pursuant to the terms of the Underwriting Agreement, the Company agreed to issue to the Underwriter warrants to purchase up to 100,000 shares of Common Stock representing 10.0% of the Shares sold in this Offering, excluding any Shares sold through the over-allotment option. The warrants are exercisable six months from the commencement of sales under the offering, have an exercise price of $5.00 per share and expire five years from the date of issuance.

The Common Stock was approved to list on the Nasdaq Capital Market under the symbol “MICS” and began trading on the Nasdaq Capital Market on May 24, 2022.

The Shares were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-264277), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) on April 13, 2022 and declared effective by the SEC on May 23, 2022.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Representative, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company, and certain stockholders have agreed not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of our Common Stock or securities convertible into Common Stock for a period of 180 days after the date of the final prospectus.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

D&O Indemnification Agreement

On May 23, 2022, the Board of Directors of the Company (the “Board”) approved the Company’s entry into indemnification agreements with each of its directors and executive officers (the “D&O Indemnification Agreements”). The D&O Indemnification Agreements provide that the Company will indemnify each of its directors, executive officers, and such other key employees against any and all expenses incurred by that director or executive officer because of his or her status as one of the Company’s directors or executive officers, to the fullest extent permitted by Delaware law and the Company’s certificate of incorporation, as amended. In addition, the D&O Indemnification Agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

The foregoing description of the D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of D&O Indemnification Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 23, 2022, Jay B. Foreman was appointed to serve as a Director of the Company.

Mr. Foreman has been a veteran of the toy industry for over 30 years. Mr. Foreman started his career at Fable Toys as a territory sales representative for the Jersey Shore and within ten years became SVP for Galoob Toys, where he was primarily responsible for developing the direct import business. He has founded multiple toy companies over his career, including co-founding Play-By-Play Toy’s and Novelties and more recently Play Along Toys, a leading toy company, which was subsequently sold to Jakks Pacific in 2004. Mr. Foreman later went on to found his third start up which became Basic Fun!, now the makers of Tonka™ trucks, Carebears™, K’NEX™, Lincoln Logs™, Playhut™. Mr. Foreman serves as CEO of Basic Fun!, which role he has had since he founded the company in 2009. He has also served on the boards of directors of the Toy Association and Licensing Merchandisers association. He currently chairs the Toy Industry trade show committee which is responsible for the world famous NY Toy Fair.

Mr. Foreman will serve as a director until the next meeting of stockholders, or until his earlier death resignation or removal.

The Company’s Board has determined that Mr. Foreman is “independent” within the meaning of the rules of The Nasdaq Stock Market and is qualified to serve on the Board because of his extensive history and experience in the toy business, including his deep knowledge of licensing, operations, sales and marketing, M&A, and capital markets. Mr. Foreman will serve a member of the Company’s Audit Committee, Compensation Committee, and as the chairperson of the Nominating and Corporate Governance Committee.

There is no arrangement or understanding between Mr. Foreman and any other persons, pursuant to which he was selected as a director. Mr. Foreman has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Mr. Foreman and any director or executive officer of the Company.

D&O Indemnification Agreement

The information included in Item 1.01 of this Current Report on Form 8-K relating to the D&O Indemnification Agreement is incorporated by reference in this Item 5.02.

Item 8.01 Other Events

On May 23, 2022, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 26, 2022 issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

On May 26, 2022, the Company issued a press release announcing the appointment of Jay B. Foreman as a Director of the Company. A copy of the press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Effective with the opening of trading on the Nasdaq Stock Market on May 24, 2022, the exercise price of certain warrants issued by the Company pursuant to the terms of that certain Securities Purchase Agreement dated August 5, 2021, was adjusted so that the exercise price is $2.80. The warrants are not subject to further adjustment except for customary adjustments for stock dividends and splits, subsequent rights offerings, prorata distributions and fundamental transactions, as set forth in the warrants.

As of the date of this current report, the Company has 2,660,098 shares of common stock issued and outstanding.

ITEM 9.01 Exhibits

Exhibit
No.	Description
1.1	Underwriting Agreement between Aegis Capital Corp. and The Singing Machine Company, Inc.
10.1	Form of Indemnification Agreement to be entered into with the Registrant and each of its officers and directors
99.1	Press Release dated May 23, 2022
99.2	Press Release dated May 26, 2022
99.3	Press Release dated May 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022

THE SINGING MACHINE, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer